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                                                                   EXHIBIT 23.4



                CONSENT OF WOOD, PHILLIPS, KATZ, CLARK & MORTIMER


         As patent counsel for Encysive Pharmaceuticals Inc., we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Registration Statement of Encysive Pharmaceuticals Inc. on Form S-3.

                                        /s/ Martin L. Katz
                                        ---------------------------------------
                                        Martin L. Katz
                                        Wood, Phillips, Katz, Clark & Mortimer



Chicago, Illinois
August 20, 2003